      ---------
        ZENIX
       Income
      Fund Inc.
      ---------

                                     [LOGO]

                                        Quarterly Report
                                           June 30, 1999

--------------------------------------------------------------------------------

                                     [LOGO]

                             Zenix Income Fund Inc.

                                                  [PHOTO]     [PHOTO]

                                                  HEATH B.    JOHN C.
                                                  MCLENDON    BIANCHI

                                                  Chairman    Vice President and
                                                              Investment Officer

Dear Shareholder:

We are pleased to provide you with the first quarter report for the Zenix Income Fund Inc. ("Fund") for the three months ended June 30, 1999. We hope you find this report to be useful and informative. Over the past three months, the Fund paid income dividends totaling $0.17 per share. The table below shows the annualized distribution rate and three-month total return for the Fund based on its June 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

        Price                         Annualized                 Three-Month
      Per Share                   Distribution Rate*            Total Return
      ---------                   ------------------            ------------
      $5.68 (NAV)                      11.41%                       (1.92)%
      $5.88 (NYSE)                     11.02%                        3.00%

The Fund generated a total return of a negative 1.92% for the past three-months. In comparison, the Lipper, Inc. peer group average posted a negative 1.58% for the same period. We were disappointed by the Fund's performance which reflected a combination of rising interest rates and heavy new issue supply.

----------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.054 per share for twelve months.

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

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Market and Economic Overview

During the second quarter of 1999, the high yield bond market declined as U.S. Treasury interest rates continued to move higher on fears that the Federal Reserve Board ("Fed") would raise short-term rates in response to U.S. economic growth and inflationary pressures. On June 30, 1999, the Fed raised short-term interest rates by 25 basis points and recently indicated that it may increase rates again later in 1999.

The high yield bond market and the investment grade corporate bond market were not only negatively affected by the general increase in interest rates, but also by the rush on the part of corporations to issue additional debt before interest rates went even higher. This added supply caused the high yield bond market to fall as investors retreated from the market.

With the rise in general interest rates, including those of U.S. Treasury bonds, compounded by heavy new issuance of corporate bonds, the better quality segments of the high yield bond market continued to underperform the lower quality CCC/Caa rated issues during the past three months. Although higher quality issues have a lower risk of default, these issues tend to be more sensitive to the movements of the U.S. Treasury market. At the same time, the lower quality high yield issues have a higher risk of default but tend to react more closely to stock market trends. The lower quality segment of the high yield market clearly benefited from strong domestic economic growth in the second quarter and the strong performance returns generated by the domestic equity markets.

Compared to other segments of the fixed income markets such as U.S. Treasury bonds and investment grade corporate bonds, the high yield market modestly outperformed. Thirty-year U.S. Treasuries generated the worst performance with a negative 4.00% total return for the second quarter of 1999 and a negative 10.50% total return for the first half of 1999. Ten-year U.S. Treasuries generated a negative 3.45% total return for the second quarter of 1999 and a negative 6.50% total return for the first half of 1999. For the second quarter of 1999, the domestic high yield market generated flat results and a modestly positive 2.00% total return for the first half of 1999.

The strongest performing industry sectors were basic materials (i.e., forest products, metals, mining etc.) and energy. This was not surprising given the increasing risk of higher inflation caused by stronger than expected economic growth both domestically and globally. The weakest industry sectors included media (i.e., cable TV and broadcasting) and telecommunications. A number of media and telecommunications companies rushed new issues into the market in the second quarter of 1999, putting further pressure on the existing issues in these sectors.

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

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The Fund's performance lagged the various high yield indices in the second quarter of 1999, with total returns below that of the U.S. high yield bond market overall. We were held back by our underweight in basic materials and our overweight in the telecommunications sector. Yet, despite adverse short-term market conditions, we are committed to our long-term investment style -- to maintain style purity in the funds we manage with a meaningful emphasis on better quality issues. In fact, our higher quality Ba/BB rated issues generated the weakest results given the ongoing increase in interest rates in the second quarter.

Portfolio Strategy Update
As mentioned in our last report, the Fund's management team has begun a multi-pronged strategy of rebalancing the Fund to better reflect strong economic conditions. We have therefore been slowly increasing the Fund's exposure to the basic industry sector and eliminating sectors such as healthcare. Also, we have modestly increased our energy exposure by investing in higher quality energy credits. Given the increased volatility in the fixed income markets, this rebalancing strategy has taken longer than expected. In terms of quality, we have been increasing our exposure to the middle B-rated segment of the market where we have continued to find attractive yields.

Some of our recent additions include AES Corporation, an independent power producer; Nextlink, a Competitive Local Exchange telecommunications provider; Huntsman Chemical, a specialty chemical company; and Ames Department Stores, a middle market retailer. We believe the middle B rated segment of the high yield bond market represents the best value given continued economic strength. We believe our current investment strategy makes sense in this current environment where economic growth continues to be strong. The Fund's average maturity of approximately six to seven years on a call-adjusted basis should continue to limit the impact of rising rates on the portfolio. We remain bullish on the total return prospects of the high yield bond market at current valuation levels, especially given the health of the economy.

Conclusion
For the remainder of 1999, we expect a continuation of solid economic growth with a modest upward bias in inflation. These factors could result in a modest increase in general interest rates. We anticipate that both the equity markets and the high yield bond market should do better than U.S. Treasuries and the middle quality high yield bonds should outperform. Moreover, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel. And while no guarantees can be made, we expect the Fund should generate competitive returns over the near term.

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

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Thank you for your continued confidence in our investment management approach.
Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                                      /s/ John C. Bianchi

Heath B. McLendon                                          John C. Bianchi, CFA
Chairman                                                   Vice President and
                                                           Investment Officer

July 31, 1999

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



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Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

      If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investors Services Group, Inc. ("Plan Agent") will buy common stock for your account in the open market.

      If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

      A more complete description of the current Plan appears in the section of this report beginning on page 37. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan agent and for the purpose of standardizing certain terms among the various closed-end mutual funds managed by SSBC Fund Management, Inc., formerly known as Mutual Management Corp.

      To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

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                                    [LOGO]

[LOGO]
                                                         Schedule of Investments
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 93.6%

Aerospace -- 0.9%
$   565,000      B1*       BE Aerospace Inc., Sr. Sub. Notes,
                              9.500% due 11/1/08 ................................................   $    572,062
    380,000      B-        Dunlop Standard Aerospace Holdings,
                              Sr. Notes, 11.875% due 5/15/09+ ...................................        381,900
    400,000      B-        Fairchild Corp., Sr. Sub. Notes,
                              10.750% due 4/15/09+ ..............................................        394,000
                                                                                                    ------------
                                                                                                       1,347,962
                                                                                                    ------------
Air Freight/Delivery Services -- 0.2%
    250,000      BBB-      Atlas Air, Inc., Sr. Notes, 8.770% due 1/2/11 ........................        244,200
                                                                                                    ------------
Airlines -- 1.4%
  1,745,000      BB        Airplanes Pass-Through Trust, Corp.
                              Asset-Backed Securities, Series 1, Class D,
                              10.875% due 3/15/19 ...............................................      1,743,779
    310,000      Ba2*      Continental Airlines, Inc., Notes,
                              8.000% due 12/15/05 ...............................................        294,500
                                                                                                    ------------
                                                                                                       2,038,279
                                                                                                    ------------
Aluminum -- 0.5%
                           Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
    600,000      B3*          12.750% due 2/1/03 ................................................        609,000
    140,000      B1*          Series D, 10.875% due 10/15/06 ....................................        146,300
                                                                                                    ------------
                                                                                                         755,300
                                                                                                    ------------
Automotive Aftermarket -- 0.6%
    865,000      B1*       Exide Corp., Sr. Notes, 10.000% due 4/15/05 ..........................        862,837
                                                                                                    ------------
Auto Parts: Original Equipment Manufacture -- 0.7%
    805,000      B         Collins & Aikman Products, Sr. Sub. Notes,
                              11.500% due 4/15/06 ...............................................        821,100
    250,000      B         Dura Operating Corp., Sr. Sub. Notes,
                              9.000% due 5/1/09+ ................................................        241,250
                                                                                                    ------------
                                                                                                       1,062,350
                                                                                                    ------------
Broadcasting -- 0.5%
    130,000      B-        Capstar Broadcasting Corp., Sr. Discount Notes,
                              step bond to yield 11.002% due 2/1/09 .............................        109,200
     65,000      B1*       Chancellor Media Corp., Guaranteed Sr. Sub. Notes,
                              9.000% due 10/1/08 ................................................         66,462

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.5% (continued)
                           Citadel Broadcasting Co.:
$   400,000      B-           Sr. Sub. Notes, 9.250% due 11/15/08 ...............................   $    413,000
    200,000      B-           Sr. Sub. Notes, 10.250% due 7/1/07 ................................        216,000
                                                                                                    ------------
                                                                                                         804,662
                                                                                                    ------------
Building Materials -- 0.3%
    385,000      B         Atrium Cos. Inc., Sr. Sub. Notes,
                              10.500% due 5/1/09+ ...............................................        379,225
                                                                                                    ------------
Building Materials Chains -- 0.4%
                           Building Materials Corp., Sr. Notes:
    405,000      BB           Series B, 8.000% due 12/1/08 ......................................        379,688
    250,000      BB           Step bond to yield 10.015% due 7/1/04 .............................        262,500
                                                                                                    ------------
                                                                                                         642,188
                                                                                                    ------------
Building Products -- 1.5%
    295,000      B         Amatek Industries Pty. Ltd., Sr. Sub. Notes,
                              12.000% due 2/15/08+ ..............................................        281,725
    350,000      B         NCI Building Systems Inc., Sr. Sub. Notes,
                              9.250% due 5/1/09+ ................................................        350,000
                           Nortek Inc., Sr. Notes:
    125,000      B+           8.875% due 8/1/08+ ................................................        128,437
    550,000      B+           Series B, 9.250% due 3/15/07 ......................................        552,750
    975,000      B+           Series B, 9.125% due 9/1/07 .......................................        972,562
                                                                                                    ------------
                                                                                                       2,285,474
                                                                                                    ------------
Cable Television -- 9.8%
                           CSC Holdings Inc., Sr. Sub. Debentures:
  2,360,000      BB-          9.875% due 2/15/13 ................................................      2,554,700
  1,000,000      BB-          10.500% due 5/15/16 ...............................................      1,130,000
    600,000      BB-       Century Communications Corp., Sr. Notes,
                              8.750% due 10/1/07 ................................................        595,500
                           Charter Communications Holdings LLC /
                              Charter Communications Capital Corp.:
    915,000      B+               Sr. Discount Notes, step bond to yield 9.887%
                                     due 4/1/11+ ................................................        569,587
    625,000      B+               Sr. Notes, 8.625% due 4/1/09+ .................................        601,563
    495,000GBP   B-        Diamond Holdings PLC, Guaranteed Notes,
                              10.000% due 2/1/08++ ..............................................        794,752

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Cable Television -- 9.8% (continued)
$   760,000      B         Echostar DBS Corp., Sr. Notes,
                              9.375% due 2/1/09+ ................................................   $    777,100
                           NTL Inc., Sr. Notes:
    200,000      B-           11.500% due 10/1/08 ...............................................        216,000
    525,000      B-           Step bond to yield 12.329% due 10/1/08+ ...........................        358,313
                           Rogers Cablesystems, Ltd.:
    775,000      BB-          Guaranteed Sr. Sub. Debentures,
                              11.000% due 12/1/15++ .............................................        891,250
  1,000,000      BB+          Sr. Secured 2nd Priority Debentures,
                                  10.000% due 12/1/07++ .........................................      1,080,000
                           Telewest Communications PLC:
  1,250,000      B+           Sr. Notes, 11.250% due 11/1/08 ....................................      1,425,000
    315,000GBP   B+           Sr. Discount Notes, step bond to
                                 yield 9.471 due 4/15/09++ ......................................        332,677
  4,670,000      B         United International Holdings Inc., Sr. Discount
                              Notes, Series B, step bond to yield
                              11.284% due 2/15/08 ...............................................      3,105,550
                                                                                                    ------------
                                                                                                      14,431,992
                                                                                                    ------------
Casinos/Gambling -- 2.1%
    105,000      BB+       Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                              7.625% due 7/15/13 ................................................         92,925
    120,000      BB+       Harrah's Operating Co. Inc., Guaranteed Sr. Sub. Notes,
                              7.875% due 12/15/05 ...............................................        116,400
    565,000      B         Harveys Casino Resorts, Guaranteed Sr. Sub. Notes,
                              10.625% due 6/1/06 ................................................        584,775
    530,000      B         Hollywood Park, Inc., Sr. Sub. Notes,
                              9.250% due 2/15/07 ................................................        524,700
    635,000      B+        Horseshoe Gaming Holding, Sr. Sub. Notes,
                              8.625% due 5/15/09+ ...............................................        615,950
    465,000      B         Isle of Capri Casinos, Sr. Sub. Notes,
                              8.750% due 4/15/09+ ...............................................        437,100
                           Station Casinos, Inc., Sr. Sub. Notes:
    195,000      B+           10.125% due 3/15/06 ...............................................        202,312
    500,000      B+           8.875% due 12/1/08+                                                        490,000
                                                                                                    ------------
                                                                                                       3,064,162
                                                                                                    ------------
Chemicals - Major -- 0.5%
                           Huntsman Corp., Sr. Sub. Notes:
    380,000      B2*          9.500% due 7/1/07+ ................................................        364,800
    390,000      B+           10.125% due 7/1/09+ ...............................................        391,950
                                                                                                    ------------
                                                                                                         756,750
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.7%
                           Lyondell Chemical Co., Sr. Secured Notes:
$   320,000      BB           9.625% due 5/1/07+ ................................................   $    328,800
    640,000      BB           9.875% due 5/1/07+ ................................................        652,800
                                                                                                    ------------
                                                                                                         981,600
                                                                                                    ------------
Coal Mining -- 0.6%
    960,000      B         AEI Resources Inc., Guaranteed Notes,
                              10.500% due 12/15/05+ .............................................        940,800
                                                                                                    ------------
Construction/AG Equipment/Trucks -- 0.2%
    275,000      B         Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                              8.500% due 4/1/08 .................................................        268,125
                                                                                                    ------------
Contract Drilling -- 1.2%
                           Pride International Inc., Sr. Notes:
     65,000      BB           9.375% due 5/1/07 .................................................         64,675
    590,000      BB           10.000% due 6/1/09 ................................................        600,325
    515,000      Ba3*      R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06+ ....................        527,231
    555,000      BB-       RBF Finance Corp., Guaranteed Sr. Notes,
                              11.375% due 3/15/09+ ..............................................        574,425
                                                                                                    ------------
                                                                                                       1,766,656
                                                                                                    ------------
Containers/Packaging -- 3.4%
    745,000      B         AEP Industries Inc., Sr. Sub. Notes,
                              9.875% due 11/15/07 ...............................................        746,862
    195,000      B         Consolidated Container Co. LLC, Sr. Sub. Notes,
                              10.125% due 7/15/09+ ..............................................        196,950
    575,000      B         Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                              9.125% due 10/1/07 ................................................        569,250
  1,000,000DEM   B         Impress Metal Packaging Holdings, Sr. Sub. Notes,
                              9.875% due 5/29/07++ ..............................................        583,940
    410,000      B         Packaging Corp. of America, Sr. Sub. Notes,
                              9.625% due 4/1/09+ ................................................        414,100
  1,075,000      B         Stone Container Finance Corp., Guaranteed Sr. Notes,
                              11.500% due 8/15/06+ ..............................................      1,161,000
                           Tekni-Plex Inc.:
    260,000      B-           Guaranteed Sr. Sub. Notes, Series B,
                                  9.250% due 3/1/08 .............................................        252,200
  1,000,000      B-           Sr. Sub. Notes, Series B, 11.250% due 4/1/07 ......................      1,062,500
                                                                                                    ------------
                                                                                                       4,986,802
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Discount Stores -- 1.2%
$   800,000      B+        Ames Department Stores, Sr. Notes,
                              10.000% due 4/15/06+ ..............................................   $    784,000
    445,000      BB+       DR Structured Finance Securitized Lease Trust,
                              Pass-Through Certificates, Series A-2,
                              8.375% due 8/15/15 ................................................        436,808
    490,000      BB+       Kmart Corp., Debentures, 12.500% due 3/1/05 ..........................        596,575
                                                                                                    ------------
                                                                                                       1,817,383
                                                                                                    ------------
Diversified Commercial Services -- 1.3%
    675,000      BB-       Cia. Latino Americana de Infraestructura & Servicos S.A.,
                              Guaranteed Sr. Notes, 11.625% due 6/1/04+ .........................        401,625
  1,000,000      B2*       Intertek Finance PLC., Guaranteed Sr. Sub. Notes, Series B,
                              10.250% due 11/1/06 ...............................................        976,250
    500,000      B-        Outsourcing Solutions Inc., Sr. Sub. Notes,
                              11.000% due 11/1/06 ...............................................        490,000
                                                                                                    ------------
                                                                                                       1,867,875
                                                                                                    ------------
Diversified Financial Services -- 0.4%
                           Amresco Inc., Sr. Sub. Notes, Series A:
    600,000      CCC+         10.000% due 3/15/04 ...............................................        498,000
    135,000      CCC+         9.875% due 3/15/05 ................................................        109,687
                                                                                                    ------------
                                                                                                         607,687
                                                                                                    ------------
Diversified Manufacturing -- 0.5%
    700,000      B+        Park-Ohio Industries, Inc., Sr. Sub. Notes,
                              9.250% due 12/1/07 ................................................        694,750
                                                                                                    ------------
Drugs - Generic -- 1.2%
  1,800,000      BB        ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                              9.250% due 8/15/05 ................................................      1,809,000
                                                                                                    ------------
Electronic Components -- 1.1%
    725,000      B+        Celestica International Inc., Sr. Sub. Notes,
                              10.500% due 12/31/06 ..............................................        784,812
    910,000      B-        Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07 ...................        798,525
                                                                                                    ------------
                                                                                                       1,583,337
                                                                                                    ------------
Electronic Data Processing -- 2.8%
                           Unisys Corp., Sr. Notes:
  1,350,000      BB-          Series B, 12.000% due 4/15/03 .....................................      1,474,875
  2,325,000      BB-          11.750% due 10/15/04 ..............................................      2,598,188
                                                                                                    ------------
                                                                                                       4,073,063
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 0.9%
$   420,000      B-        American Plumbing & Mechanic, Sr. Sub. Notes,
                              11.625% due 10/15/08+ .............................................   $    405,300
    580,000      B         Group Maintenance America Corp., Sr. Sub. Notes,
                              9.750% due 1/15/09+ ...............................................        574,200
    255,000      B+        Integrated Electrical Services, Sr. Sub. Notes,
                              9.375% due 2/1/09+ ................................................        251,175
    100,000      B         Metromedia Fiber Network, Sr. Notes,
                              10.000% due 11/15/08 ..............................................        103,000
                                                                                                    ------------
                                                                                                       1,333,675
                                                                                                    ------------
Environmental Services -- 0.5%
    315,000      B+        IT Group Inc., Sr. Sub. Notes, 11.250% due 4/1/09+ ...................        303,187
    490,000      B+        URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09+ .......................        491,225
                                                                                                    ------------
                                                                                                         794,412
                                                                                                    ------------
Food Distributors -- 1.9%
  1,000,000      B2*       Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08 ....................        957,500
  1,325,000      B         Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                              9.750% due 12/15/07 ...............................................      1,311,750
    400,000      B-        Purina Mills Inc., Sr. Sub. Notes, 9.000% due 3/15/10 ................        316,000
    155,000      B         SC International Services Inc., Guaranteed Sr. Sub. Notes,
                              Series B, 9.250% due 9/1/07 .......................................        158,487
                                                                                                    ------------
                                                                                                       2,743,737
                                                                                                    ------------
Foods - Specialty/Candy -- 0.9%
    850,000      B-        B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                              9.625% due 8/1/07 .................................................        799,000
    570,000      B+        Chiquita Brands International Inc., Sr. Notes,
                              10.000% due 6/15/09 ...............................................        571,425
                                                                                                    ------------
                                                                                                       1,370,425
                                                                                                    ------------
Forest Products -- 0.5%
    660,000      B         Ainsworth Lumber Co. Ltd., Sr. Notes,
                              12.500% due 7/15/07 ...............................................        735,900
                                                                                                    ------------
Homebuilding -- 0.8%
    650,000      Ba1*      D.R. Horton Inc., Guaranteed Sr. Notes,
                              8.000% due 2/1/09 .................................................        614,250
    660,000      BB-       U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09 ..................        627,000
                                                                                                    ------------
                                                                                                       1,241,250
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.3%
$   405,000      B         Falcon Products Inc., Sr. Sub. Notes,
                              11.375% due 6/15/09+ ..............................................   $    407,025
    100,000      B-        Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09+ ....................        102,000
                                                                                                    ------------
                                                                                                         509,025
                                                                                                    ------------
Hospital/Nursing Management -- 1.6%
  1,090,000      Ba3*      Fresenius Medical Care Capital Trust I, Trust Preferred
                              Securities, 9.000% due 12/1/06 ....................................      1,079,100
  1,495,000      B-        Magellan Health Services, Inc., Sr. Sub. Notes,
                              9.000% due 2/15/08 ................................................      1,278,225
                                                                                                    ------------
                                                                                                       2,357,325
                                                                                                    ------------
Hotel/Resort -- 3.7%
  3,000,000      B-        Courtyard By Marriott II LP/ Courtyard Finance Co.,
                              Sr. Secured Notes, Series B, 10.750% due 2/1/08 ...................      3,067,500
                           HMH Properties, Inc.:
    995,000      BB           Guaranteed Sr. Notes, Series B, 7.875% due 8/1/08 .................        915,400
    950,000      BB           Sr. Notes, Series C, 8.450% due 12/1/08 ...........................        902,500
                           Intrawest Corp., Sr. Notes:
    515,000      B+           9.750% due 8/15/08 ................................................        522,725
                                                                                                    ------------
                                                                                                       5,408,125
                                                                                                    ------------
Insurance - Multi-Line -- 0.9%
  1,000,000      BB+       SIG Capital Trust I, Guaranteed Trust Preferred Securities,
                              9.500% due 8/15/27++ ..............................................        750,000
    650,000      B         Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                              10.000% due 1/1/28 ................................................        520,000
                                                                                                    ------------
                                                                                                       1,270,000
                                                                                                    ------------
Internet Services -- 2.3%
                           PSINet Inc., Sr. Notes:
    200,000      B-           Series B, 10.000% due 2/15/05 .....................................        200,500
    355,000      B-           11.500% due 11/1/08 ...............................................        372,750
  1,625,000      NR        Splitrock Services, Inc., Guaranteed Sr. Notes,
                              11.750% due 7/15/08 ...............................................      1,531,563
                           Verio Inc., Sr. Notes:
    360,000      B-           10.375% due 4/1/05 ................................................        364,500
    380,000      B-           11.250% due 12/1/08 ...............................................        399,000
    850,000      CCC+      WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                              step bond to yield 13.327% due 3/1/05 .............................        518,500
                                                                                                    ------------
                                                                                                       3,386,813
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.4%
$   590,000      B         Regal Cinemas, Inc., Sr. Sub. Notes, 9.500% due 6/1/08 ...............   $    553,125
  1,500,000      B-        SFX Entertainment, Inc., Sr. Sub. Notes, Series B,
                              9.125% due 2/1/08 .................................................      1,470,000
                                                                                                    ------------
                                                                                                       2,023,125
                                                                                                    ------------
Machinery - Industrial/Components -- 0.4%
    518,000      B-        Alvey Systems Inc., Sr. Sub. Notes,
                              11.375% due 1/31/03 ...............................................        521,885
                                                                                                    ------------
Media Conglomerates -- 1.0%
    975,000GBP   B         Polestar Corp. PLC, Sr. Notes, Series B,
                              10.500% due 5/30/08++ .............................................      1,521,516
                                                                                                    ------------
Medical Specialties -- 0.3%
    390,000      B-        Hanger Orthopedic Group, Sr. Sub. Notes,
                              11.250% due 6/15/09+ ..............................................        394,875
                                                                                                    ------------
Metal/Minerals - Other -- 0.3%
    400,000      B-        Haynes International, Inc., Sr. Notes,
                              11.625% due 9/1/04 ................................................        378,000
                                                                                                    ------------
Miscellaneous -- 0.3%
    390,000      B-        Key Plastics Inc., Series B, Sr. Sub. Notes,
                              10.250% due 3/15/07 ...............................................        382,200
                                                                                                    ------------
Multi-Sector Companies -- 0.4%
    535,000      B-        Triarc Consumer Beverage, Sr. Sub. Notes,
                              10.250% due 2/15/09+ ..............................................        517,613
                                                                                                    ------------
Newspapers -- 0.1%
    225,000      B+        Garden State Newspapers, Sr. Sub. Notes,
                              8.625% due 7/1/11+ ................................................        211,500
                                                                                                    ------------
Oil & Gas Production -- 5.2%
                           Belco Oil & Gas Corp., Sr. Sub. Notes:
    600,000      B1*          8.875% due 9/15/07 ................................................        582,000
    250,000      B1*          10.500% due 4/1/06 ................................................        254,375
    500,000      B         Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                              8.750% due 9/15/07 ................................................        480,000
  1,300,000      B+        Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05 .............      1,113,125
     95,000      B+        Nuevo Energy Co., Sr. Sub. Notes,
                              9.500% due 4/15/06 ................................................         94,525

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 5.2% (continued)
                           Ocean Energy Inc.:
$   900,000      BB-          Guaranteed Sr. Sub. Debentures, 9.750% due 10/1/06 ................   $    928,125
  2,550,000      BB-          Guaranteed Sr. Sub. Notes, 10.375% due 10/15/05 ...................      2,690,250
    795,000      B+        Parker Drilling Co., Sr. Notes,
                              9.750% due 11/15/06 ...............................................        739,350
    700,000      B2*       Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                              8.750% due 9/15/07 ................................................        679,000
                                                                                                    ------------
                                                                                                       7,560,750
                                                                                                    ------------
Oil & Gas Transmission -- 0.4%
    540,000      BB-       Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                              10.375% due 6/1/09+ ...............................................        556,200
                                                                                                    ------------
Package Goods/Service -- 0.1%
    125,000      B-        Revlon Consumer Products Corp., Sr. Sub. Notes,
                              8.625% due 2/1/08 .................................................        116,875
                                                                                                    ------------
Paper -- 3.0%
    750,000      BB+       Malette Inc., Sr. Secured Notes, 12.250% due 7/15/04 .................        797,812
  1,050,000      CCC+      Repap New Brunswick, Sr. Secured Notes,
                              10.625% due 4/15/05 ...............................................        842,625
                           Riverwood International Corp.:
    515,000      B-           Guaranteed Sr. Notes, 10.625% due 8/1/07 ..........................        527,875
  1,000,000      CCC+         Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08 .....................        972,500
                           Tembec Industries Inc., Sr. Notes:
    715,000      BB+          9.875% due 9/30/05 ................................................        743,600
    445,000      BB+          8.625% due 6/30/09 ................................................        443,887
                                                                                                    ------------
                                                                                                       4,328,299
                                                                                                    ------------
Pharmaceuticals - Other -- 0.2%
    350,000      B         King Pharmaceutical Inc, Sr. Sub. Notes,
                              10.750% due 2/15/09 ...............................................        362,250
                                                                                                    ------------
Photographic Products -- 0.3%
    430,000      BB-       Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 .......................        451,500
                                                                                                    ------------
Printing/Forms -- 0.2%
    230,000      B         Cadmus Communications Corp., Sr. Sub. Notes,
                              9.750% due 6/1/09+ ................................................        230,862
     45,000      BB-       World Color Press Inc., Sr. Sub. Notes,
                              7.750% due 2/15/09 ................................................         41,625
                                                                                                    ------------
                                                                                                         272,487
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.0%
$ 1,280,000      Baa3*     Trizec Finance Ltd., Guaranteed Sr. Notes,
                              10.875% due 10/15/05 ..............................................   $  1,395,200
                                                                                                    ------------
Recreational Products/Toys -- 0.5%
    695,000      BB+       International Game Technology, Sr. Notes,
                              7.875% due 5/15/04+ ...............................................        682,837
                                                                                                    ------------
Rental/Leasing Companies -- 1.1%
    690,000      BB-       Avis Rent A Car Inc., Sr. Sub. Notes,
                              11.000% due 5/1/09+ ...............................................        692,587
    270,000      B         Nationsrent, Inc., Guaranteed Sr. Sub. Notes,
                              10.375% due 12/15/08 ..............................................        267,975
    625,000      BB-       United Rentals Inc., Sr. Sub. Notes
                              9.25% due 1/15/09 .................................................        621,875
                                                                                                    ------------
                                                                                                       1,582,437
                                                                                                    ------------
Restaurants -- 0.6%
    850,000      B         Advantica Restaurant Group, Sr. Notes,
                              11.250% due 1/15/08 ...............................................        813,875
                                                                                                    ------------
Retail Food Chains -- 0.2%
    350,000      CCC+      Pathmark Stores, Inc., Sub. Notes, 12.625% due 6/15/02 ...............        359,187
                                                                                                    ------------
Retail - Other Specialty Stores -- 0.7%
  1,000,000      B-        Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                              Series B, 10.250% due 4/15/08 .....................................        962,500
                                                                                                    ------------
Savings & Loan Associations -- 2.3%
  1,000,000      B2*       Ocwen Capital Trust I, Guaranteed Capital Securities,
                              10.875% due 8/1/27 ................................................        785,000
  2,750,000      BB-       Ocwen Financial Corp., Notes, 11.875% due 10/1/03 ....................      2,653,750
                                                                                                    ------------
                                                                                                       3,438,750
                                                                                                    ------------
Semiconductors -- 0.8%
  1,240,000      B         Fairchild Semiconductor Inc., Sr. Sub. Notes,
                              10.125% due 3/15/07 ...............................................      1,221,400
                                                                                                    ------------
Steel/Iron Ore -- 1.5%
    400,000      Ba3*      National Steel Corp., First Mortgage Notes,
                              9.875% due 3/1/09 .................................................        407,000
    660,000      B+        Russel Metals Inc., Sr. Notes,
                              10.000% due 6/1/09 ................................................        663,300

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.5% (continued)
$   780,000      B+        WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04 .......................   $    795,600
    385,000      B         WHX Corp., Sr. Notes, 10.500% due 4/15/05 ............................        365,750
                                                                                                    ------------
                                                                                                       2,231,650
                                                                                                    ------------
Telecommunications - Other -- 12.7%
    250,000GBP   B1*       COLT Telecommunications Group PLC,
                              Sr. Notes, 10.125% due 11/30/07++ .................................        401,955
  2,325,000      NR        E.Spire Communications, Inc., Sr. Discount Notes,
                              step bond to yield 11.205% due 7/1/08 .............................        860,250
                           Esprit Telecom Group PLC, Sr. Notes:
    700,000      B-           11.500% due 12/15/07 ..............................................        740,250
    600,000DEM   B-           11.500% due 12/15/07++ ............................................        342,455
    400,000      B-           10.875% due 6/15/08+ ..............................................        410,000
  1,200,000      NR        FaciliCom International, Inc., Sr. Notes, Series B,
                              10.500% due 1/15/08 ...............................................        930,000
                           Hermes Europe Railtel B.V., Sr. Notes:
  1,000,000      B            11.500% due 8/15/07 ...............................................      1,050,000
    300,000      B            10.375% due 1/15/09 ...............................................        304,500
                           Intermedia Communications Co.:
  1,075,000      B            Sr. Discount Notes, step bond to
                                  yield 11.887% due 5/15/06 .....................................        889,563
    445,000      B            Sr. Discount Notes, step bond to
                                  yield 11.208% due 7/15/07 .....................................        318,175
    530,000      B            Sr. Notes, 9.500% due 3/1/09 ......................................        514,100
    160,000      B            Sr. Notes, Series B, 8.500% due 1/15/08 ...........................        146,800
    240,000      B            Sr. Notes, Series B, 8.600% due 6/1/08 ............................        223,200
    380,000      B3*       IXC Communications Inc., Sr. Sub. Notes,
                              9.000% due 4/15/08 ................................................        362,900
    830,000      B-        KMC Telecom Holdings Inc., Sr. Notes,
                              13.500% due 5/15/09+ ..............................................        831,037
  1,565,000      B         Level 3 Communications, step bond to
                              yield 11.077% due 12/1/08 .........................................        966,388
                           MetroNet Communications Corp.:
  1,530,000      B            Sr. Discount Notes, step bond to yield
                                  10.455% due 6/15/08 ...........................................      1,139,850
  1,650,000      B            Sr. Notes, 12.000% due 8/15/07 ....................................      1,901,625
    455,000      B            Sr. Notes, 10.625% due 11/1/08+ ...................................        511,875
    345,000      B-        Microcell Telecommunications, Sr. Discount Notes,
                              step bond to yield 11.944% due 6/1/09+ ............................        195,788

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.7% (continued)
                           NEXTLINK Communications, L.L.C./NEXTLINK
                              Capital, Inc.:
$ 1,325,000      B                Sr. Discount Notes, step bond to
                                     yield 12.050% due 6/1/09 ...................................   $    775,125
    440,000      B                Sr. Notes, 12.500% due 4/15/06 ................................        484,000
    825,000      B                Sr. Notes, 10.750% due 6/1/09 .................................        847,687
    810,000      BB-       Orange PLC, Sr. Notes, 9.000% due 6/1/09+ ............................        812,025
    530,000      B3*       RCN Corp., Sr. Notes, 10.000% due 10/15/07 ...........................        535,300
                           Tele1 Europe B.V., Sr. Notes:
    320,000      B-           13.000% due 5/15/09+ ..............................................        333,600
    325,000ECU   B-           13.000% due 5/15/09 ...............................................        348,579
    265,000      NR        VersaTel Telecom International N.V., Sr. Notes,
                              13.250% due 5/15/08 ...............................................        275,600
                           Viatel Inc., Sr. Notes:
    675,000      B3*          11.250% due 4/15/08 ...............................................        680,063
    400,000      B-           11.500% due 3/15/09+ ..............................................        415,000
                                                                                                    ------------
                                                                                                      18,547,690
                                                                                                    ------------
Telephone - Cellular -- 4.7%
    700,000      CCC+      Centennial Cellular Corp., Sr. Sub. Notes,
                              10.750% due 12/15/08+ .............................................        724,500
  1,140,000      B3*       Clearnet Communications Inc., Sr. Discount Notes,
                              step bond to yield 12.728% due 12/15/05 ...........................      1,037,400
                           Crown Castle International Corp.:
    220,000      B            Sr. Notes, 9.000% due 5/15/11 .....................................        216,150
    865,000      B            Sr. Discount Notes, step bond to
                                  yield 10.850% due 5/15/11 .....................................        506,025
  1,600,000      CCC+      Dolphin Telecom PLC, Sr. Discount Notes,
                              step bond to yield 11.416% due 6/1/08 .............................        800,000
  1,600,000      B-        Millicom International Cellular S.A., Sr. Discount
                              Notes, step bond to yield 15.966% due 6/1/06 ......................      1,184,000
                           Nextel Communications, Inc.:
    585,000      B2*          Sr. Redeemable Discount Notes, step bond to yield
                                  10.943% due 9/15/07 ...........................................        428,513
    915,000      B2*          Sr. Serial Redeemable Discount Notes, step bond to yield
                                  10.724% due 2/15/08 ...........................................        633,638
    680,000      NR        Spectrasite Holdings Inc., Sr. Discount Notes,
                              step bond to yield 11.250% due 4/15/09+ ...........................        387,600
    325,000      B3*       Telecorp PCS Inc., Sr. Discount Notes,
                              step bond to yield 12.619% due 4/15/09+ ...........................        182,000

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 4.7% (continued)
                           Telesystems International Wireless Inc.,
                              Sr. Discount Notes:
$   160,000      CCC+         Series B, step bond to yield 11.520% due 6/30/07 ..................   $     84,800
    715,000      CCC+         Series C, step bond to yield 11.011% due 11/1/07 ..................        321,750
    605,000      B3*       Triton PCS Inc., Sr. Discount Notes,
                              step bond to yield 11.766% due 5/1/08 .............................        391,738
                                                                                                    ------------
                                                                                                       6,898,114
                                                                                                    ------------
Textiles -- 0.3%
    800,000DEM   B         Texon International PLC, Sr. Notes,
                              10.000% due 2/1/08++ ..............................................        377,518
                                                                                                    ------------
Transportation - 1.3%
    320,000      B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09 ...............        308,800
  1,030,000      BB-       Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                              12.500% due 12/1/04 ...............................................      1,111,113
    705,000      B         Stena Line AB, Sr. Notes, 10.625% due 6/1/08 .........................        528,750
                                                                                                    ------------
                                                                                                       1,948,663
                                                                                                    ------------
Unregulated Power Generation -- 3.9%
                           AES Corp., Sr. Sub. Notes:
  1,415,000      Ba1*         10.250% due 7/15/06 ...............................................      1,450,375
     35,000      Ba3*         8.500% due 11/1/07 ................................................         32,813
  1,715,000      Ba1*         9.500% due 6/1/09 .................................................      1,766,450
    495,000      BB        Caithness Coso Fund Corp., Sr. Notes,
                              9.050% due 12/15/09+ ..............................................        486,338
                           Calpine Corp., Sr. Notes:
  1,350,000      BB           10.500% due 5/15/06 ...............................................      1,458,000
    475,000      BB           8.750% due 7/15/07 ................................................        478,562
                                                                                                    ------------
                                                                                                       5,672,538
                                                                                                    ------------
Wholesale Distributors -- 0.1%
    160,000      B-        Fisher Scientific International Inc., Sr. Sub. Notes,
                              9.000% due 2/1/08 .................................................        152,000
                                                                                                    ------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $140,169,896) ...............................................    137,106,580
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

  Shares         Rating(a)                   Security                                                  Value
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
Savings & Loan Associations -- 0.4%
     20,100                California Federal Preferred Capital Corp.,
                              9.125% Noncumulative Exchangeable, Series A .......................        525,113
                                                                                                    ------------
Telephone - Cellular -- 0.3%
      5,000                Dobson Communications, 13.000% Exchangeable#..........................        505,000
                                                                                                    ------------
                           TOTAL PREFERRED STOCK
                           (Cost -- $1,002,500) .................................................      1,030,113
                                                                                                    ------------
WARRANTS# -- 1.0%
Broadcasting -- 0.0%
      2,450                UIH Australia Pacific, Inc., Expire 5/15/06 ..........................          4,900
                                                                                                    ------------
Internet Services -- 0.1%
      1,625                Splitrock Services, Inc., Expire 7/15/08 .............................        113,750
      2,550                WAM!NET Inc., Expire 3/1/05 ..........................................         58,013
                                                                                                    ------------
                                                                                                         171,763
                                                                                                    ------------
Telecommunications - Other -- 0.9%
      1,750                Allegiance Telecom, Inc., Expire 2/3/08 ..............................         71,750
      2,000                COLT Telecommunications Group PLC, Expire 12/31/06+ ..................      1,160,000
      7,130                Pagemart, Inc., Expire 12/31/03 ......................................         14,260
      1,300                RSL Communications, Ltd., Expire 11/15/06 ............................         50,700
        265                Versatel Telecommunications, Expire 5/15/08+ .........................         13,250
                                                                                                    ------------
                                                                                                       1,309,960
                                                                                                    ------------
Telephone - Cellular -- 0.0%
      1,000                Globalstar Telecommunications Ltd., Expire 2/15/04+ ..................         55,000
      1,000                Iridium World Communications Ltd., Expire 7/15/05+ ...................            100
                                                                                                    ------------
                                                                                                          55,100
                                                                                                    ------------
                           TOTAL WARRANTS
                           (Cost -- $337,477) ...................................................      1,541,723
                                                                                                    ------------

                       See Notes to Financial Statements.

[LOGO]
                                             Schedule of Investments (continued)
                                                       June 30, 1999 (unaudited)
================================================================================

   Face
  Amount                                     Security                                                  Value
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
$ 6,873,000                Morgan Stanley, Dean Witter & Co., 4.800% due 7/1/99;
                           Proceeds at maturity -- $6,873,916; (Fully collateralized by
                           FNMA Notes and U.S. Treasury Bills, Bonds, and Notes,
                           0.000% to 7.750% due 7/31/99 to 11/15/27;
                           Market value -- $6,991,373) (Cost -- $6,873,000 ) ....................   $  6,873,000
                                                                                                    ------------

                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $148,382,873** ) ............................................   $146,551,416
                                                                                                    ============

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc. ("Moody's").
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Security segregated by Custodian for open purchase commitments.
#     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency Abbreviations:
      -----------------------
      DEM   --   German Mark
      GBP   --   British Pound
      ECU   --   European Currency Unit

      See page 21 for definition of ratings.


                       See Notes to Financial Statements.

[LOGO]
                                                        Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC     Bonds rated BB, B and CCC are regarded, on balance, as
                  predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Ba" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Ba             -- Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B              -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa            -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR             -- Indicates that the bond is not rated by either Standard &
                  Poor's or Moody's.

[LOGO]
                                             Statement of Assets and Liabilities
                                                       June 30, 1999 (unaudited)
================================================================================

ASSETS:
   Investments, at value (Cost -- $148,382,873) ..............    $ 146,551,416
   Cash ......................................................              689
   Interest and dividends receivable .........................        2,965,542
   Receivables for open forward foreign
      currency contracts (Note 11) ...........................          117,353
   Receivables for securities sold ...........................          762,089
                                                                  -------------
   Total Assets ..............................................      150,397,089
                                                                  -------------

LIABILITIES:
   Bank loan (Note 7) ........................................       30,000,000
   Payable for securities purchased ..........................          195,000
   Interest payable ..........................................          139,259
   Investment advisory fees payable ..........................           98,933
   Administration fees payable ...............................           39,049
   Accrued expenses ..........................................          103,554
                                                                  -------------
   Total Liabilities .........................................       30,575,795
                                                                  -------------
Total Net Assets .............................................    $ 119,821,294
                                                                  =============
NET ASSETS:
   Par value of capital shares ...............................    $     158,083
   Capital paid in excess of par value .......................      116,248,570
   7.00% Cumulative Preferred Stock (Note 6) .................       30,000,000
   Overdistributed net investment income .....................         (708,166)
   Accumulated net realized loss on security transactions ....      (24,161,333)
   Net unrealized depreciation on investments and
      foreign currencies .....................................       (1,715,860)
                                                                  -------------
Total Net Assets .............................................    $ 119,821,294
                                                                  =============

NET ASSET VALUE, COMPRISED OF:                          Per Share
                                                        ---------

7.00% Cumulative Preferred Stock redemption value ... $1,000.00 $ 30,000,000 Cumulative undeclared dividends on 7.00%
   Preferred Stock ..................................        3.16         94,925
                                                        ---------   ------------
Total allocated to Cumulative Preferred Stock .......   $1,003.16     30,094,925
                                                        =========   ------------
Common Stock (15,808,271 shares outstanding) ........   $    5.68     89,726,369
                                                        =========   ------------
Total Net Assets ....................................               $119,821,294
                                                                    ============

                       See Notes to Financial Statements.

[LOGO]
                                                         Statement of Operations
                                                      For the Three Months Ended
                                                       June 30, 1999 (unaudited)
================================================================================

INVESTMENT INCOME:
   Interest ....................................................    $ 3,725,658
   Dividends ...................................................         35,988
   Less: Interest expense (Note 7) .............................       (409,475)
                                                                    -----------
   Total Investment Income .....................................      3,352,171
                                                                    -----------
EXPENSES:
   Investment advisory fees (Note 2) ...........................        190,694
   Administration fees (Note 2) ................................         76,277
   Shareholder communications ..................................         42,612
   Audit and legal .............................................         21,637
   Directors' fees .............................................          8,708
   Pricing .....................................................          7,250
   Shareholder and system servicing fees .......................          5,622
   Custody .....................................................          2,906
   Other .......................................................          9,386
                                                                    -----------
   Total Expenses ..............................................        365,092
                                                                    -----------
Net Investment Income ..........................................      2,987,079
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 11):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities) ..     (5,306,648)
      Foreign currency transactions ............................         27,970
                                                                    -----------
   Net Realized Loss ...........................................     (5,278,678)
                                                                    -----------
   Change in Net Unrealized Appreciation (Depreciation) of
   Investments and Foreign Currencies:
      Beginning of period ......................................     (2,628,669)
      End of period ............................................     (1,715,860)
                                                                    -----------
   Decrease in Net Unrealized Depreciation .....................        912,809
                                                                    -----------
Net Loss on Investments ........................................     (4,365,869)
                                                                    -----------
Decrease in Net Assets From Operations .........................    $(1,378,790)
                                                                    ===========

                       See Notes to Financial Statements.

[LOGO]
                                             Statements of Changes in Net Assets
                                                      For the Three Months Ended
                                                       June 30, 1999 (unaudited)
                                                     and the Year Ended March 31
================================================================================

                                                    June 30          March 31
                                                 -------------    -------------

OPERATIONS:
   Net investment income .....................   $   2,987,079    $  12,708,330
   Net realized loss .........................      (5,278,678)      (3,046,114)
   (Increase) decrease in net unrealized
      depreciation ...........................         912,809      (12,054,283)
                                                 -------------    -------------
   Decrease in Net Assets
     From Operations .........................      (1,378,790)      (2,392,067)
                                                 -------------    -------------
DISTRIBUTIONS PAID TO:
   7.00% Cumulative Preferred Stock
      Shareholders From Net Investment
      Income .................................      (1,050,000)      (2,100,000)
   Common Stock Shareholders From Net
      Investment Income ......................      (2,610,342)     (10,597,803)
   Common Stock Shareholders From Capital ....              --         (331,100)
                                                 -------------    -------------
   Decrease In Net Assets From
      Distributions To Shareholders ..........      (3,660,342)     (13,028,903)
                                                 -------------    -------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
      reinvestment of dividends ..............         678,228        3,120,769
                                                 -------------    -------------
   Increase in Net Assets From
      Fund Share Transactions ................         678,228        3,120,769
                                                 -------------    -------------
Decrease in Net Assets .......................      (4,360,904)     (12,300,201)
NET ASSETS:
   Beginning of period .......................     124,182,198      136,482,399
                                                 -------------    -------------
   End of period* ............................   $ 119,821,294    $ 124,182,198
                                                 =============    =============
* Includes overdistributed
   net investment income of: .................       $(708,166)        $(62,873)
                                                 =============    =============

                       See Notes to Financial Statements.

[LOGO]
                                                         Statement of Cash Flows
                                                      For the Three Months Ended
                                                       June 30, 1999 (unaudited)
================================================================================

NET INCREASE IN CASH:
Cash Flows Provided by Operating
and Investing Activities:
   Interest and dividends received ....................   $  3,590,767
   Operating expenses paid ............................       (456,615)
   Interest payments on bank loans ....................       (403,063)
   Purchases of short-term securities, net ............       (132,000)
   Purchases of long-term securities ..................    (39,971,976)
   Proceeds from disposition of long-term securities ..     40,355,302
                                                          ------------
   Net Cash Provided By Operating
     and Investing Activities .........................                   $  2,982,415
                                                                          ------------
Cash Flows From Financing Activities:
   Cash dividends paid on 7.00% Cumulative
     Preferred Stock ..................................     (1,050,000)
   Cash dividends paid on Common Stock* ...............     (1,932,114)
                                                          ------------
   Net Cash Used By Financing Activities ..............                     (2,982,114)
                                                                          ------------
Net Increase in Cash ..................................                            301
Cash--Beginning of period .............................                            388
                                                                          ------------
Cash--End of period ...................................                   $        689
                                                                          ============
RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations ................                   $ (1,378,790)
   Amortization of discount on securities .............       (575,735)
   Decrease in investments ............................      6,729,526
   Increase in receivable for securities sold .........       (139,377)
   Decrease in payable for securities purchased .......     (1,817,109)
   Decrease in dividends and interest receivable ......        321,760
   Increase in receivable for open forward foreign
     currency contracts ...............................        (72,749)
   Decrease in accrued expenses .......................        (85,111)
                                                          ------------
   Total Adjustments ..................................                      4,361,205
                                                                          ------------
Net Cash Provided By Operating and Investing Activities                   $  2,982,415
                                                                          ============

* Exclusive of dividend reinvestment of $678,228.

                       See Notes to Financial Statements.

[LOGO]
                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================

      1. Significant Accounting Policies

      Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-

[LOGO]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount on the bank loan), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue;
(i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $14,406,719 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Advisory Agreement and Transactions with Affiliated Persons

      SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets (defined as the average daily value of the total

[LOGO]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      During the three months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $38,154,867
--------------------------------------------------------------------------------
Sales                                                                 40,494,679
================================================================================

      At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 3,354,276
Gross unrealized depreciation                                        (5,185,733)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(1,831,457)
================================================================================

      4. Cash Flow Information

      The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

[LOGO]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

      5. Repurchase Agreements

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      6. Cumulative Redeemable Preferred Stock

      On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. At June 30, 1999, 220,000 authorized shares of 7.00% Cumulative Preferred Stock with a par value of $0.01 remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $94,925 at June 30, 1999.

      Moody's Investors Service, Inc. and Standard & Poor's Ratings Service have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

      7. Bank Loan

      The Fund has a $35,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30-, 60- or 90-day periods as elected by the Fund. The interest on the loan is currently calculated at the federal-funds rate plus 40 basis points. The line of credit expires on July 31, 2000.

      For the three months ended June 30, 1999, interest expense related to the loan totalled $409,475 the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 5.40%.

[LOGO]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

      8. Common Stock

      At June 30, 1999, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

      Common stock transactions were as follows:

                                Three Months Ended               Year Ended
                                   June 30, 1999               March 31, 1999
                               ---------------------       ---------------------
                               Shares       Amount         Shares       Amount
================================================================================
Shares issued on
   reinvestment                118,137    $  678,228       488,015    $3,120,769
================================================================================

      9. Capital Loss Carryforward

      At June 30, 1999, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $17,263,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

      The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                            2000           2003           2004           2007
================================================================================
Carryforward Amounts     $8,395,000     $4,873,000     $2,291,000     $1,704,000
================================================================================

      10. Asset Maintenance Requirement

      The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

      11. Forward Foreign Currency Contracts

      At June 30, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                              Local       Market    Settlement     Unrealized
Foreign Currency            Currency       Value       Date           Gain
================================================================================
To Sell:
British Pound              2,037,952    3,217,785    9/22/99        $ 87,646
European Currency Unit     1,663,076    1,729,237    9/15/99          29,707
--------------------------------------------------------------------------------
Total Unrealized Gain on Open Forward
    Foreign Currency Contracts                                      $117,353
================================================================================

[LOGO]
                                                            Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31, except where noted:

                                                 1999(1)          1999         1998
                                                 -------        -------      --------
Net Asset Value, Beginning of Period .........     $5.96          $6.96         $6.45
                                                 -------        -------      --------
Income (Loss) From Operations:
   Net investment income .....................      0.19           0.82          0.87
   Net realized and unrealized gain (loss) ...     (0.28)         (0.97)         0.56
                                                 -------        -------      --------
   Total Income (Loss) From Operations .......     (0.09)         (0.15)         1.43
                                                 -------        -------      --------
Distributions Paid To:
   7.00% Cumulative Preferred Stock
      Shareholders From Net Investment Income      (0.06)         (0.14)        (0.14)
   Common Stock Shareholders From Net
      Investment Income ......................     (0.17)         (0.69)        (0.78)
   Common Stock Shareholders From Capital ....        --          (0.02)           --
   Change in accumulated undeclared dividends
      on Preferred Stock .....................      0.04             --            --
                                                 -------        -------      --------
   Total Distributions .......................     (0.19)         (0.85)        (0.92)
                                                 -------        -------      --------
Net Asset Value, End of Period ...............     $5.68          $5.96         $6.96
                                                 =======        =======      ========
Market Value, End of Period ..................     $5.88          $5.88         $7.50
                                                 =======        =======      ========
Total Return, Based on Market Value* .........      3.00%++      (12.53)%       14.81%
                                                 =======        =======      ========
Total Return, Based on Net Asset Value* ......     (1.92)%++      (4.38)%       19.75%
                                                 =======        =======      ========
Net Assets**, End of Period (000's) ..........   $89,726        $93,561      $105,861
                                                 =======        =======      ========
Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income .....................     12.89%+        12.99%        12.60%
   Interest Expense ..........................      1.77+          1.81          1.81
   Other Expenses ............................      1.58+          1.53          1.51
Portfolio Turnover Rate ......................        27%            91%           79%

----------
(1)   For the three months ended June 30, 1999 (unaudited).
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**    Exclusive of preferred shares outstanding.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

[LOGO]
                                                Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each year ended March 31:

                                                         1997         1996         1995
                                                       -------      -------      -------
Net Asset Value, Beginning of Year ...........           $6.31        $5.88        $6.76
                                                       -------      -------      -------
Income (Loss) From Operations:
   Net investment income .....................            0.92         0.86         0.93
   Net realized and unrealized gain (loss) ...            0.08         0.45        (0.78)
                                                       -------      -------      -------
   Total Income From Operations ..............            1.00         1.31         0.15
                                                       -------      -------      -------
Distributions:
   Dividends declared to 7.00% Cumulative Preferred
      Stockholders ...........................           (0.14)       (0.15)       (0.16)
   Dividends paid from net investment income .           (0.72)       (0.73)       (0.87)
                                                       -------      -------      -------
   Total Distributions .......................           (0.86)       (0.88)       (1.03)
                                                       -------      -------      -------
Net Asset Value, End of Year .................           $6.45        $6.31        $5.88
                                                       =======      =======      =======
Market Value, End of Year ....................           $7.25        $7.00        $6.63
                                                       =======      =======      =======
Total Return, Based on Market Value* .........           15.55%       18.35%        6.41%
                                                       =======      =======      =======
Total Return, Based on Net Asset Value* ......           14.04%       20.01%       (0.53)%
                                                       =======      =======      =======
Net Assets**, End of Year (000's) ............         $95,034      $90,318      $80,309
                                                       =======      =======      =======
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
   Net Investment Income .....................           14.35%       14.21%       15.35%
   Interest Expense ..........................            1.92         1.98         1.58
   Other Expenses ............................            1.59         1.65         1.65
Portfolio Turnover Rate ......................             101%          87%          79%

----------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**    Exclusive of preferred shares outstanding.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

[LOGO]
                                         Other Financial Information (unaudited)
================================================================================

      The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                 1999(1)      1999       1998       1997       1996       1995
                                --------    --------   --------   --------   --------   --------
7.00% Cumulative
  Preferred Stock (2)
  Total amount
    outstanding (000s)          $ 30,000    $ 30,000   $ 30,000   $ 30,000   $ 30,000   $ 30,000
  Asset Coverage Per Share         2,500       2,560      2,760      2,580      2,490      2,439
  Involuntary Liquidating
    Preference Per Share (2)       1,000       1,000      1,000      1,000      1,000      1,000
  Average Market Value
    Per Share (2)(3)               1,000       1,000      1,000      1,000      1,000      1,000

Senior Money
  Market Notes
  Total amount
    outstanding (000s)                --          --         --         --         --     25,800
  Asset Coverage (000s)               --          --         --         --         --    135,966

PNC Bank Credit Facility
  Total amount
    outstanding (000s)            30,000      30,000     30,000     30,000     30,000         --
  Asset Coverage (000s)          149,700     153,600    165,900    154,800    149,400         --

----------
(1)   For the three months ended June 30, 1999.
(2)   Redeemable April 15, 2000.
(3)   Excludes accrued interest or accumulated undeclared dividends.
(4)   See Note 6 of the Notes to Financial Statements.

[LOGO]
                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                                                                         Net Increase
                                                                              Net Realized                (Decrease)
                                                                             and Unrealized             in Net Assets
                            Investment             Net Investment              Gain (Loss)                   From
                              Income                   Income                on Investments               Operations
                        -------------------      -------------------      --------------------       --------------------
                                       Per                      Per                       Per                        Per
Quarter Ended             Total       Share*        Total      Share*        Total       Share*         Total       Share*
-------------------     ----------    -----      ----------    -----      ----------     -----       ----------     -----
June 30, 1997           $3,810,798    $0.26      $3,442,440    $0.23      $4,087,876     $0.29       $7,530,316     $0.52

September 30, 1997       3,652,220     0.24       3,266,777     0.22       4,374,410      0.29        7,641,187      0.51

December 31, 1997        3,786,388     0.25       3,387,528     0.23      (1,501,241)    (0.10)       1,886,287      0.13

March 31, 1998           3,209,147     0.22       2,817,759     0.19       1,311,486      0.08        4,129,245      0.27

June 30, 1998            3,578,838     0.23       3,185,558     0.21      (1,919,184)    (0.13)       1,266,374      0.08

September 30, 1998       3,511,518     0.23       3,123,106     0.20     (11,774,047)    (0.76)      (8,650,941)    (0.56)

December 31, 1998        3,604,184     0.23       3,264,567     0.21        (233,303)    (0.01)       3,031,264      0.20

March 31, 1999           3,514,767     0.22       3,135,099     0.20      (1,173,863)    (0.07)       1,961,236      0.13

June 30, 1999            3,352,171     0.21       2,987,079     0.19      (4,365,869)    (0.28)      (1,378,790)    (0.09)

----------
* Per share of Common Stock.

[LOGO]
                                                      Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:

                                                                   Dividend
 Record      Payable       NYSE         Net Asset    Dividend    Reinvestment
  Date        Date     Closing Price     Value*        Paid          Price
================================================================================
 4/22/97     4/25/97      $7.125         $6.38       $0.061         $6.769

 5/27/97     5/30/97       7.500          6.59        0.061          7.125

 6/24/97     6/27/97       7.625          6.77        0.061          7.244

 7/22/97     7/25/97       7.750          6.81        0.061          7.363

 8/26/97     8/29/97       7.938          6.88        0.061          7.541

 9/23/97     9/26/97       7.938          7.01        0.063          7.541

10/28/97    10/31/97       8.000          6.93        0.063          7.600

11/24/97    11/28/97       8.190          6.91        0.063          7.778

12/22/97    12/26/97       8.250          6.93        0.063          7.838

12/31/97      1/2/98       8.250          6.91        0.040          7.838

 1/27/98     1/30/98       8.063          6.90        0.063          7.659

 2/24/98     2/27/98       8.500          6.95        0.063          8.075

 3/24/98     3/27/98       7.688          6.95        0.061          7.303

 4/21/98     4/24/98       7.500          6.95        0.061          7.125

 5/26/98     5/29/98       7.500          6.89        0.061          7.125

 6/23/98     6/26/98       7.625          6.82        0.061          7.244

 7/28/98     7/31/98       7.438          6.85        0.061          7.066

 8/25/98     8/28/98       6.563          6.54        0.061          6.409

 9/22/98     9/25/98       6.375          6.02        0.058          6.056

10/27/98    10/30/98       6.625          5.61        0.058          6.294

11/23/98    11/27/98       6.625          6.07        0.058          6.294

12/21/98    12/24/98       6.125          5.98        0.058          5.860

 1/26/99     1/29/99       6.063          6.06        0.058          5.938

 2/23/99     2/26/99       6.063          5.98        0.058          5.859

 3/23/99     3/26/99       5.875          5.97        0.056          5.850

 4/27/99     4/30/99       5.750          6.07        0.056          5.910

 5/25/99     5/28/99       5.932          5.87        0.056          5.750

 6/22/99     6/25/99       5.875          5.69        0.054          5.580
================================================================================

* As of record date

[LOGO]
                                                      Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

      Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

      If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by

[LOGO]
                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================

a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or

[LOGO]
                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================

terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                         ------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                      [This page intentionally left blank]

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon

Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                      It is not a Prospectus, circular or representation
                     intended for use in the purchase or sale of shares of
                    the Fund or of any securities mentioned in the report.

                                         FD01153 8/99